Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of the 11th day of May 2012, by and among First Capital Bancorp, a Virginia corporation (the “Company”), and Kenneth R. Lehman (the “Standby Purchaser”).

RECITALS

WHEREAS, the Standby Purchaser has entered into Standby Purchase Agreement with the Company pursuant to which the Standby Purchaser has purchased shares of common stock of the Company, par value $4.00 per share (the “Common Stock”), and warrants to purchase shares of Common Stock (the “Warrants”);

WHEREAS, as a condition to the closing of the Standby Purchaser’s acquisition of the securities pursuant to the Standby Purchase Agreement, the Standby Purchaser and the Company have agreed to enter into this Registration Rights Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, all parties hereto agree as follows:

SECTION 1

DEFINITIONS

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities, by contract or otherwise or for purposes of the Bank Holding Company Act of 1956, as amended or the Change in Bank Control Act of 1978, as amended.

“Holder” means the Standby Purchaser and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 2.7 hereof.

“Holders’ Counsel” means one counsel for the selling Holders chosen by Holders representing a majority interest in the Registrable Securities being registered.

“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and filing (a) a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (b) a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3 or other form approved by the holders of a majority of Registrable Securities available for sales of securities pursuant to Rule 415 under the Securities Act.

“Registrable Securities” means (A) all Common Stock held by the Standby Purchaser and/or the Holders from time to time, (B) the shares of Common Stock issued or issuable to the Holders pursuant to the exercise of the Warrants, and (C) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in any of the foregoing clauses by way of conversion, exercise or exchange thereof or stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities will not be Registrable Securities when (i) they are sold pursuant to an effective registration statement under the Securities Act, (ii) they shall have ceased to be outstanding; or (iii) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at one time.

“Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Agreement, including, without limitation, all registration, filing and listing fees

(including filings made with the Financial Industry Regulatory Authority), printing expenses (including printing of prospectuses and certificates for the securities), the Company’s expenses for messenger and delivery services and telephone, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred by the Company in connection with any “road show,” the fees and disbursements of Holders’ Counsel (but, with respect to the fees and disbursements of Holders’ Counsel, only to the extent provided in Section 2.2), and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

“Rule 144,” “Rule 144A,” “Rule 158,” “Rule 159A,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

“Scheduled Black-out Period” means the period from and including the last day of a fiscal quarter of the Company to and including the business day after the day on which the Company publicly releases its earnings for such fiscal quarter.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute.

“Selling Expenses” means all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders’ Counsel included in Registration Expenses).

SECTION 2

REGISTRATION

2.1 Registration. Subject to the terms and conditions of this Agreement, the Company covenants and agrees that at the request of the Standby Purchased, the Company will promptly prepare and file with the SEC one or more Shelf Registration Statements (defined below) covering all Registrable Securities (or otherwise designate an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities), and, to the extent any such Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective as soon as practicable and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires). If the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Company as an automatic Shelf Registration Statement. In the event that Form S-3 is not available for the registration of the resale of the Registrable Securities under this Section 2.1, the Company shall (A) register the resale of the Registrable Securities on another appropriate form, including, without limitation, Form S-1 and (B) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Shelf Registration Statement then in effect until such time as a Shelf Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(a) Any registration pursuant to this Section 2.1 shall be effected by means of a shelf registration under the Securities Act (a “Shelf Registration Statement”) in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415. If any Stockholder or any other Holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 2.3; provided, that the Company shall not be required to facilitate an underwritten offering of Registrable Securities unless the expected gross proceeds from such offering exceed $1,000,000. The lead underwriters in any such distribution shall be selected by the holders of a majority of the Registrable Securities to be distributed and be reasonably acceptable to the Company.

(b) The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to this Section 2: (i) with respect to securities that are not Registrable Securities; (ii) during any Scheduled Black-out Period; or (iii) if the Company has notified the Standby Purchaser and all other Holders that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company or its security holders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration or underwritten offering for a period of not more than 30 days after receipt of the request of the Standby Purchaser or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Company (A) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (B) not more than twice in any 12-month period and not more than 60 days in the aggregate in any 12-month period.

(c) After the Closing Date, whenever the Company proposes to register any of its equity securities, other than a registration pursuant to Section 2.1(a) or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Standby Purchaser and all other Holders of its intention to effect such a registration (but in no event less than 15 days prior to the anticipated filing date) and (subject to Section 2.1(e)) will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the date of the Company’s notice (a “Piggyback Registration”). Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 2.1(c) prior to the effectiveness of such registration, whether or not the Standby Purchaser or any other Holders have elected to include Registrable Securities in such registration. “Special Registration” means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (ii) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or its subsidiaries or in connection with dividend reinvestment plans.

(d) If the registration referred to in Section 2.1(c) is proposed to be underwritten, the Company will so advise the Standby Purchaser and all other Holders as a part of the written notice given pursuant to Section 2.1(c). In such event, the right of the Standby Purchaser and all other Holders to registration pursuant to this Section 2 will be conditioned upon such persons’ participation in such underwriting and the inclusion of such persons’ Registrable Securities in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Holders.

(e) The Company represents and warrants that it has not granted to any holder of its securities and agrees that it shall not grant “piggyback” registration rights to one or more third parties to include their securities in the Shelf Registration Statement or in an underwritten offering under the Shelf Registration Statement pursuant to Section 2.1(a). If a Piggyback Registration under Section 2.1(c) relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, in the case of a Piggyback Registration under Section 2.1(c) relating to a primary offering on behalf of the Company, the securities the Company proposes to sell for its own account, (ii) second, Registrable Securities of the Standby Purchaser and all other Holders who have requested registration of Registrable Securities pursuant to Section 2.1(a) or 2.1(c) of this Agreement, as applicable, pro rata on the basis of the aggregate number of such securities or shares proposed to be sold by each such Holder and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement. Any Registrable Securities withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, stockholders, subsidiaries, members, partners and affiliates of such Holders, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder”, and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder”, as defined in this sentence.

2.2 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties) and expenses of any person, including special experts, retained by the Company. The Company shall also reimburse the Standby Purchaser for the reasonable fees and disbursements of legal counsel to the Standby Purchaser in an amount not to exceed $50,000 per registration. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

2.3 Obligations of the Company. The Company shall use its reasonable best efforts for so long as there are Registrable Securities outstanding, to take such actions as are under its control to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) if it becomes eligible for such status in the future (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)). In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

(a) Provide each Holder a copy of any disclosure regarding the plan of distribution of the selling Holders, in each case, with respect to such Holder, at least three (3) business days in advance of any filing with the SEC of any registration statement or any amendment or supplement thereto that includes such information.

(b) Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to this Section 2.3, and keep such registration statement effective or such prospectus supplement current until the securities described therein are no longer Registrable Securities.

(c) Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(d) Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

(e) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(f) Notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(g) Give written notice to the Holders (which notice shall not contain any material, nonpublic information):

(i) When any registration statement filed pursuant to Section 2 or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”)) and when such registration statement or any post-effective amendment thereto has become effective;

(ii) of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

(iii) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

(iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v) of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

(vi) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 2.3(k) cease to be true and correct.

(h) Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 2.3(g)(iii) at the earliest practicable time.

(i) Upon the occurrence of any event contemplated by Section 2.3(f) or 2.3(g)(v), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 2.3(g)(v) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in such Holder’s or underwriter’s possession. The total number of days that any such suspension may be in effect in any 180-day period shall not exceed 30 days.

(j) Use best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

(k) If an underwritten offering is requested pursuant to Section 2.1(a), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in “road shows,” similar sales events and other marketing activities), (i) make such representations and warranties to the Holders that are selling stockholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (ii) furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (iii) obtain “comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings, and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

(l) Make available for inspection by a representative of Holders that are selling stockholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

(m) Cause all such Registrable to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange or NASDAQ, as determined by the Company.

(n) If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

(o) Timely provide to its stockholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

2.4 Suspension of Sales. During any Scheduled Black-out Period and upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until termination of such Scheduled Black-out Period or until such Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until such Holder is advised in writing by the Company that the use of the prospectus and, if applicable the prospectus supplement may be resumed. The total number of days that any such suspension may be in effect in any 180-day period shall not exceed 30 days.

2.5 Free Writing Prospectuses. No Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

2.6 Indemnification.

(a) The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, members, partners, managers, employees, agents, representatives and Affiliates, and each person, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all Losses (as defined below), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto) or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such Loss is based upon (i) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii) offers or sales effected by or on behalf such Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company. “Losses” means any and all losses, damages, costs, expenses (including reasonable attorneys fees and disbursements), liabilities, settlement payments, awards, judgments, fines, obligations, claims, and deficiencies of any kind, excluding special, consequential, exemplary and punitive damages, other than to the extent any such special, consequential, exemplary, or punitive damages are paid or payable to a third party.

(b) If any proceeding shall be brought or asserted against any Indemnitee, such Indemnitee shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnitee and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnitee to give such notice shall not relieve the Company of its obligations or liabilities pursuant to this Agreement, except to the extent that it shall be finally determined by a court of competent jurisdiction that such failure shall have materially and adversely prejudiced the Company. An Indemnitee shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee or Indemnitees unless: (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnitee in any such proceeding; (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnitee and the Company; or (iv) there may be one or more legal defenses available to such Indemnitee or Indemnitees that is different from or in addition to those available to the Company; provided, that the Company shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnitees. The Company shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. The Company shall not, without the prior written consent of the Indemnitee, effect any settlement of any pending proceeding in respect of which any Indemnitee is a party, unless such settlement includes an unconditional release of such Indemnitee from all liability on claims that are the subject matter of such proceeding and such settlement provides for no injunctive relief against the Indemnitee. Subject to the terms of this Agreement, all fees and expenses of the Indemnitee (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 2.6(b)) shall be paid to the Indemnitee, as incurred, within ten (10) days of written notice thereof to the Company; provided, that the Indemnitee shall promptly reimburse the Company for that portion of such fees and expenses applicable to such actions for which such Indemnitee is finally judicially determined to not be entitled to indemnification hereunder. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 2.6(b), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

(c) If the indemnification provided for in Section 2.6(a) is unavailable to an Indemnitee with respect to any Losses or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 2.6(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2.6(a). No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

2.7 Assignment of Registration Rights. The rights of a Holder to registration of Registrable Securities pursuant to Section 2 may be assigned by such Holder to a transferee or assignee of Registrable Securities to which there is transferred to such transferee no less than $1,000,000 in Registrable Securities; provided, however, that the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.

Notwithstanding the foregoing, the rights of a Stockholder to registration of Registrable Securities pursuant to Section 2 may be assigned to (A) any Affiliate of the Stockholder (including without limitation any Affiliated fund) under common control with the Stockholder’s ultimate parent, general partner or investment advisor or (B) any limited partner, member or shareholder of the Stockholder or limited partner, member or shareholder of the Stockholder’s Affiliates to which there is transferred any Registrable Securities, regardless of amount; provided, however, that the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.

2.8 Holdback. With respect to any underwritten offering of Registrable Securities by the Standby Purchaser or other Holders pursuant to Section 2.1, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed 30 days prior and 90 days following the effective date of such offering as may be requested by the managing underwriter. The Company also agrees to use its best efforts to cause each of its directors and senior executive officers to execute and deliver customary lockup agreements in such form and for such time period up to 90 days as may be requested by the managing underwriter.

2.9 Rule 144; Rule 144A Reporting. With a view to making available to the Standby Purchaser and other Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(a) make and keep public information with respect to the Company available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act, and if at any time the Company is not required to file such reports, make available, upon the request of any Holder, such information necessary to permit sales pursuant to Rule 144A (including the information required by Rule 144A(d)(4) and the Securities Act);

(c) so long as the Standby Purchaser or other Holders own any Registrable Securities, furnish to the Standby Purchaser or such other Holders forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Standby Purchaser or other Holders may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration; and

(d) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

2.10 Forfeiture. At any time, any Holder may elect in writing to forfeit its rights set forth in this Section 2 from that date forward; provided, that a Holder forfeiting such rights shall nonetheless be entitled to participate under Section 2.1 in any Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the Holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a Holder’s rights or obligations under Section 2.6 with respect to any prior registration or Pending Underwritten Offering. “Pending Underwritten Offering” means, with respect to any Holder forfeiting its rights pursuant to this Section 2.10, any underwritten offering of Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable Securities either pursuant to Section 2.1(a) or Section 2.1(c) prior to the date of such Holder’s forfeiture.

2.11 Termination of Registration Rights. A Holder’s registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

2.12 Furnishing Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1 or 2.3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to be included in the applicable registration statement by applicable law or regulation to effect the registration of their Registrable Securities.

SECTION 3

MISCELLANEOUS

3.1 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Virginia applicable to contracts made and to be performed entirely within such Commonwealth. The parties hereto irrevocably and unconditionally agree that any suit or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby will be tried exclusively in the U.S. District Court for the Eastern District of Virginia or, if that court does not have jurisdiction, in any state court located in Richmond, Virginia and the parties agree to submit to the jurisdiction of, and to venue in, such courts.

3.2 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

3.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.4 Entire Agreement; Amendment; Waiver. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the Holders of a majority of the Registrable Securities and each Holder of at least 10% of the Company’s securities; provided, that no amendment shall by its terms diminish or negatively affect a Holders’ rights in a manner differently from any other Holder without such Holder’s consent. Any such amendment, waiver, discharge or termination shall be binding on all the Holders of Registrable Securities, but in no event shall the obligation of any Holder of Registrable Securities hereunder be materially increased, except upon the written consent of such Holder of Registrable Securities.

3.5 Additional Parties. Any person that acquires Registrable Securities pursuant to the terms of this Agreement and upon execution of a signature page to this Agreement shall be deemed a Holder hereunder. The addition of such other Holders shall not be deemed an amendment under Section 3.4 of this Agreement and no approval of any existing Stockholder or party to this Agreement other than the Company shall be required to effect such action. The Standby Purchaser consents to the provisions of this Section 3.5.

3.6 Notices, Etc. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of receipt by facsimile, e-mail or otherwise, (ii) on the first (1st) business day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier service or (iii) on the earlier of confirmed receipt or the fifth (5th) business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered, (x) if to a Holder, as indicated on the signature page attached hereto, or at such other address as such Holder or permitted assignee shall have furnished to the Company in writing, or (y) if to the Company, at First Capital Bancorp, 4222 Cox Road, Glen Allen, Virginia, Attention: John Presley, or at such other address as the Company shall have furnished to each Holder in writing.

3.7 Delays or Omissions. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder. Any agreement on the part of any party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party.

3.8 Rights; Separability. Unless otherwise expressly provided herein, a Holder’s rights hereunder are several rights, not rights jointly held with any of the other Holder. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

3.9 Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto is confidential and for its use only on behalf of the Company, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its partners, parent, subsidiaries, employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company or some other party other than the Holder has made such information available to the public generally, or such Holder is required to disclose such information by a governmental body (or order thereof) or pursuant to any law, statute, rule or regulation.

3.10 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.11 Captions. The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

3.12 Counterparts; Facsimile. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Such facsimile signatures shall be deemed original signatures for all purposes.

In Witness Whereof, the parties have executed this Agreement as of the date and year first above written.

FIRST CAPITAL BANCORP

By:	/s/ John M. Presley

Name:	John M. Presley

Title:	Managing Director and Chief Executive Officer

STANDBY PURCHASER

/s/ Kenneth R. Lehman
Kenneth R. Lehman